FORM 8-K

                          CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

                 Date of report: November 30, 2006
                  (Date of earliest event report)

                        eCom eCom.com, Inc.
     -------------------------------------------------------
     (Exact name of Registrant as specified in its charter)

        Florida                            65-0538051
 --------------------------------     -------------------
 (State or other jurisdiction            (IRS Employer
  of incorporation)                   Identification No.)

                             000-23617
                       ---------------------
                       (Commission File No.)


              100 Village Square Crossing Suite 202
                    Palm Beach Gardens, FL 33410
                           561-207-6395
 --------------------------------------------------------------
 (Address and Telephone Number of Principal Executive Offices)



 -------------------------------------------------------------
 (Former name or former address, if changed since last report)



                      Barney A. Richmond
             100 Village Square Crossing Suite 202
                   Palm Beach Gardens, FL 33410
                          561-207-6395
   -----------------------------------------------------------
   (Name, Address and Telephone Number of Agent for Service)


INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 8.01.  Other Events and Required FD Disclosure

A former subsidiary of eCom eCom.com, Inc. formerly known as Pro Card Corporation, now renamed Green Energy Group, Inc. issued a Form 8K with the Securities and Exchange Commission on November 30, 2006. Green Energy's 8K announced that on November 22, 2006, Green Energy Group, Inc. has entered into a Purchase Agreement with Tri-States Petroleum Products, LLC.

Green Energy's web site can be viewed at www.thegreenenergygroup.com. eCom's web site can be viewed at www.ecomecom.net. For additional information please contact Jeff Berkowitz, Investor Relations, at 561-348-0524.


FORWARD-LOOKING STATEMENTS

This report contains "forward-looking" statements, as that term is defined by federal securities laws. You can find these statements by looking for words such as "may," "will," "expect," "anticipate," "believe," "estimate" and similar words in this report. These forward-looking statements are subject to numerous assumptions, risks and uncertainties. Because the statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by the forward-looking statements. Risks and uncertainties that could cause actual results to vary materially from those anticipated by the forward-looking statements included in this report include unexpected difficulties in preparing the additional cash reconciliation.


SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


eCom eCom.com, Inc.
(Registrant)


Date: November 30, 2006


 /s/ Barney A. Richmond

Barney A. Richmond
Chairman and Chief Executive Officer
eCom eCom.com, Inc.